HII Q3 2024 Earnings October 31, 2024 Chris Kastner President & CEO Tom Stiehle Executive Vice President & CFO Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," “guidance,” “projections,” “outlook,” and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, labor challenges or other factors and our efforts to recover or offset such costs and/or changes in estimated contract costs, and perform our contracts effectively; the adequacy and sufficiency of our resources, including labor and facilities, to allow us to meet our production schedules and timelines and achieve desired performance improvement and risk reduction targets over time; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; the availability and pricing of raw materials and components from our suppliers; adverse economic conditions in the United States and globally; health epidemics, pandemics, and similar outbreaks; our ability to attract, retain, and train a qualified workforce; disruptions impacting global supply, including those resulting from the ongoing conflict between Russia and Ukraine and in the Middle East; changes in key estimates and assumptions regarding our pension and retiree health care costs; investigations, claims, disputes, enforcement actions, litigation (including criminal, civil and administrative) and/or other legal proceedings, including the impact that any such proceedings may have on our reputation or ability to do business; improper conduct of employees, agents, subcontractors, suppliers, business partners, or joint ventures in which we participate; security threats, including cyber security threats, and related disruptions; and other risk factors discussed herein and in our other filings with the SEC. Additional factors include those described in our 2023 Annual Report on Form 10-K, including under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” in our subsequent quarterly reports on Form 10-Q, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in our subsequent filings with the SEC. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HII Q3 2024 Operational Highlights

Ingalls Shipbuilding Highlights

- Awarded a $9.6 billion multi-ship procurement contract for the construction of LPD 33, 34 and 35 and large-deck amphibious ship LHA 10
- Launched LPD 30 *Harrisburg* in early October

Newport News Shipbuilding Highlights

- Shipped final module of *Virginia*-class submarine *Utah* (SSN 801)
- 92% of CVN 79 *Kennedy* compartments have been turned over to the Navy and all combat systems have been turned over to test team

Mission Technologies Highlights

- Achieved 14% revenue growth YTD
- Q3 2024 funded book-to-bill of 2.2x and 1.3x YTD
- Awarded contracts with potential total value of ~$11B



The bow of *Virginia*-class submarine *Utah* (SSN 801) makes its way via barge in Manhattan

Photo courtesy: Roosevelt Islander Online



HII delivered two REMUS 620 UUVs to NOAA for enhanced ocean floor mapping


BUILD IT.
HII.com/careers

HII's "Build It" campaign highlights paid training and development at its shipyards

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4 Mission Technologies Q3 Wins • $6.7 billion contract to provide electronic warfare engineering and technical services support for the U.S. Air Force • $3 billion Federal Government task order for national security services and new and emerging technology • $458 million contract to modernize communications and information technology (IT) networks for the U.S. Department of Defense • $209 million contract to support U.S. Air Force weapons systems development and sustainment • $197 million contract to research and develop technology enhancements for U.S. Army ground combat vehicles • $75 million task order to provide systems engineering support for integrated training systems used onboard ships to enhance combat preparedness for sailors • Awarded task order to support U.S. Air Force sustainment of special-purpose aircraft • Delivered advanced REMUS 620 UUVs to NOAA less than 24 months after unveiling • Awarded five-year contract to provide global supply chain services to the Australian Government’s Department of Defence Contract values are potential Total Contract Value (TCV) Capturing awards across all branches and multi-domain operations Awarded a contract to support U.S. Air Force Weapons Systems Development and Sustainment Awarded a contract to provide supply chain services to Australian DoD and support a supply chain uplift program Awarded a contract to modernize IT architecture for U.S. Department of Defense

5 Newport News Shipbuilding Contract Update and Operational Improvements • Uncertainty related to the timing and structure of the Virginia-class Block V, Block VI and Columbia-class submarine agreement with our Navy partner • Confident an agreement will be reached and discussions continue • Updating outlook to reflect uncertain timing and structure of the award as we continue to work through ship contracts negotiated pre-COVID • Updating fiscal 2024 shipbuilding margin2 and free cash flow2 expectations and withdrawing 5-year free cash flow2 outlook • Actions underway to drive improved shipbuilding performance, optimize cost structure and support higher throughput • Significant hiring, attrition and training initiatives • Targeted cost reduction initiatives • Reducing expected 2024 capital expenditures and assessing out years • Supporting supply chain resiliency and enhancing capacity • Pursuing innovative contracting approaches that incentivize greater investments in our workforce, facilities and technology UPDATED FY24 GUIDANCE1 Shipbuilding operating margin2 guidance for FY24: 5.0% - 6.0% Revised free cash flow2 guidance for FY24: $0 - $100M 1 The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions and reconciliations.

$172 $82 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q323 Q324 6 HII Q3 2024 Consolidated Results • Revenue declined $67M or 2.4% YoY driven by results at Ingalls Shipbuilding and Newport News Shipbuilding, partially offset by growth at Mission Technologies CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN % 5.6% • Operating income decreased $90M YoY driven primarily by unfavorable cumulative adjustments at Newport News Shipbuilding, as well as lower performance at Ingalls Shipbuilding 6.1% 3.0% $2,816 $2,749 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q323 Q324

7 HII Q3 2024 Segment Results YoY Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies 1 Non-GAAP measures. See appendix for definitions and reconciliations. REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 REVENUE ($M) REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 4.2% Revenue - Amphibious assault ships and National Security _Cutter volumes + Surface combatant volume Operating Income - Lower amphibious assault ship and surface _combatant performance Revenue - Naval nuclear support services - Virginia-class submarine and aircraft carrier cumulative adjustments + Columbia-class submarine volume Operating Income - $78M net unfavorable cumulative adjustment Revenue + Cyber, Electronic Warfare & Space (CEWS) volume Operating Income + CEWS volume and equity income from nuclear and environmental joint ventures $711 $664 $0 $200 $400 $600 $800 Q323 Q324 $73 $49 $0 $20 $40 $60 $80 Q323 Q324 $1,453 $1,412 $0 $500 $1,000 $1,500 $2,000 Q323 Q324 $90 $15 $0 $20 $40 $60 $80 $100 Q323 Q324 $685 $709 $0 $200 $400 $600 $800 Q323 Q324 $24 $33 $0 $10 $20 $30 $40 Q323 Q324 10.3% 7.4% 6.2% 1.1% 3.5% 4.7%

$335 $213 ($42) ($77) $293 $136 ($100) ($50) $0 $50 $100 $150 $200 $250 $300 $350 $400 Cash from Ops. CAPEX Free Cash Flow 8 HII Q3 2024 Capital Deployment CASH FLOW GENERATION ($M) SHAREHOLDER DISTRIBUTIONS ($M) • Liquidity of ~$1.3 billion at quarter end • Net capital expenditures of 2.8% of revenues in Q3 • Cash contributions to pension and other postretirement benefit plans of $12 million in Q3 • Distributions to shareholders of $87 million in Q3 • Paid dividends totaling $52 million • Repurchased 134 thousand shares at an aggregate cost of $35 million 1 Non-GAAP measure. See appendix for definition and reconciliation. 1 Q3 23 Q3 24 $49 $9 $62 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q3 23 Q3 24 Dividends Share Repurchases (at cost) TOTAL $71 TOTAL $87 $50 $21 $35 $52

HII Financial Outlook[1]

	Prior FY24 Outlook	Current FY24 Outlook[1]
Shipbuilding Revenue[2]	$8.8B - $9.1B	~$8.8B
Shipbuilding Operating Margin[2]	7.6% - 7.8%	5.0% - 6.0%
Mission Technologies Revenue	$2.75B - $2.8B	$2.8B - $2.85B
Mission Technologies Segment Operating Margin[2]	3.0% - 3.5%	~3.75%
Mission Technologies EBITDA Margin[2]	8.0% - 8.5%	8.0% - 8.5%
Operating FAS/CAS Adjustment	($63M)	($61M)
Non-current State Income Tax Benefit/Expense[2,3]	~$0M	~$0M
Interest Expense	($95M)	($97M)
Non-operating Retirement Benefit	$178M	$180M
Effective Tax Rate	~21%	~17%
Depreciation & Amortization	~$350M	~$350M
Capital Expenditures	~5.3% of Sales	~3.4% of Sales
Free Cash Flow[2,4]	$600M - $700M	$0M - $100M

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation.
[2] Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.
[3] Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense.
[4] Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed.

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Appendix

11 Non-GAAP Information We make reference to “free cash flow,” “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA” and “Mission Technologies EBITDA margin.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

12 Non-GAAP Measures Definitions Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Certain of the financial measures we present are adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

13 Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin ($ in millions) 2024 2023 2024 2023 Ingalls revenues 664 711 2,031 1,952 Newport News revenues 1,412 1,453 4,381 4,468 Mission Technologies revenues 709 685 2,224 1,954 Intersegment eliminations (36) (33) (105) (97) Sales and Service Revenues 2,749 2,816 8,531 8,277 Operating Income 82 172 425 469 Operating FAS/CAS Adjustment 16 19 48 55 Non-current state income taxes (1) (4) (3) (12) Segment Operating Income 97 187 470 512 As a percentage of sales and service revenues 3.5% 6.6% 5.5% 6.2 % Ingalls segment operating income 49 73 165 193 As a percentage of Ingalls revenues 7.4% 10.3% 8.1% 9.9 % Newport News segment operating income 15 90 208 269 As a percentage of Newport News revenues 1.1% 6.2% 4.7% 6.0 % Mission Technologies segment operating income 33 24 97 50 As a percentage of Mission Technologies revenues 4.7% 3.5% 4.4% 2.6 % Three Months Ended September 30 September 30 Nine Months Ended

14 Non-GAAP Reconciliations Shipbuilding Revenue & Operating Margin ($ in millions) 2024 2023 2024 2023 Sales and service revenues 2,749 2,816 8,531 8,277 Mission Technologies revenues (709) (685) (2,224) (1,954) Intersegment eliminations 36 33 105 97 Shipbuilding Revenues 2,076 2,164 6,412 6,420 Operating Income 82 172 425 469 Operating FAS/CAS Adjustment 16 19 48 55 Non-current state income taxes (1) (4) (3) (12) Segment Operating Income 97 187 470 512 Mission Technologies operating income (33) (24) (97) (50) Shipbuilding operating income 64 163 373 462 Shipbuilding operating margin 3.1% 7.5% 5.8% 7.2 % Three Months Ended September 30 September 30 Nine Months Ended

15 Non-GAAP Reconciliations Free Cash Flow ($ in millions) 2024 2023 2024 2023 Net cash provided by operating activities 213 335 2 408 Less capital expenditures: Capital expenditure additions (88) (53) (253) (164) Grant proceeds for capital expenditures 11 11 14 14 Free cash flow 136 293 (237) 258 Three Months Ended September 30 September 30 Nine Months Ended

16 Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin (in millions) 2024 2023 2024 2023 Mission Technologies sales and service revenues 709 685 2,224 1,954 Mission Technologies segment operating income 33 24 97 50 Mission Technologies depreciation expense 3 2 8 8 Mission Technologies amortization expense 25 27 75 82 Mission Technologies state tax expense 2 3 6 9 Mission Technologies EBITDA 63 56 186 149 Mission Technologies EBITDA margin 8.9% 8.2% 8.4% 7.6 % Three Months Ended Nine Months Ended September 30September 30

17 Pension Outlook 1 Includes pension & other postretirement benefits. 2 2024 projected cash contributions of $49 million include $12 million of discretionary pension contributions ($<1 million qualified; $12 million non-qualified) and $35 million of post retirement benefits contributions. 2025 projected cash contributions of $47 million include $13 million of discretionary pension contributions ($<1 million qualified; $13 million non-qualified) and $34 million of post retirement benefits contributions. 3 Projected and subject to change during 2024 and 2025. 4 Returns through September 30, 2024. ($ in millions) 2023 (Actual) 20243 20253 Pension Discount Rate 5.47% 5.28% Change from prior est. N/A 5.47% Change from prior est. +19Bps Expected Long-Term Return on Assets 8.00% 8.00% N/A 8.00% N/A Actual return on Assets 12.3% 10.0%4 10.0%4 CAS Recoveries Over Cash Contributions1,2 $2 $5 $2 $2 N/A FAS Benefit1 $30 $65 N/A $85 $1 CAS Expense1 $46 $54 $4 $49 ($1) FAS/CAS Adjustment1 $76 $119 $4 $134 N/A Operating FAS/CAS Adjustment1 ($72) ($61) $2 ($52) $11 Non-Operating Retirement Income1 $148 $180 $2 $186 ($11) Pension and Post-retirement Benefits Cash Contributions2 $44 $49 $2 $47 ($1)